General New York

Municipal Money

Market Fund

SEMIANNUAL REPORT May 31, 2002


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                                General New York

                                                    Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for General New York Municipal Money Market Fund, covering the six-month period from December 1, 2001 through May 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

In this environment, money market funds have once again demonstrated their ability to preserve investors' capital during challenging times. Although yields have remained near historical lows, money market funds have recently attracted a record amount of assets as investors look for a more stable alternative to the stock market.

When will volatility in the longer term markets subside? No one knows for sure. It is unlikely that returns from money market funds will enable you to reach long-term financial goals such as retirement, a new home or a college education. Although you may be worried about the challenges presented for growth or income under current market conditions, we encourage you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did General New York Municipal Money Market Fund perform during the period?

For the six-month period ended May 31, 2002, the fund's Class A shares produced an 0.87% annualized yield, and Class B shares produced a 0.55% annualized yield. Taking into account the effects of compounding, the fund's Class A and Class B shares produced annualized effective yields of 0.87% and 0.55%, respectively, during the same period.(1)

We attribute the fund's performance to declining interest rates early in the reporting period, which caused tax-exempt money market yields to fall to historically low levels.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

In so doing, we employ two primary strategies. First, we normally attempt to add value by constructing a portfolio substantially of high quality, tax-exempt money market instruments that provide income exempt from federal, New York state and New York city personal income taxes. Second, we actively manage the fund's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which in turn may lengthen the fund's average maturity. If we anticipate a limited new-issue supply, we may then look to extend the fund's average maturity to maintain current
                                                                        The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yields for as long as we believe practical. In addition, we try to maintain an average maturity that reflects our view of short-term interest-rate trends along with future supply-and-demand considerations.

What other factors influenced the fund's performance?

When the reporting period began, the fund and market were affected by declining interest rates. In response to persistent economic weakness, which was intensified by the September 11 terrorist attacks, the Federal Reserve Board (the "Fed") continued to cut short-term interest rates during the final months of 2001, taking the benchmark federal funds rate down to 1.75%, its lowest level in 40 years. Yields on one-year tax-exempt notes fell to historically low levels in this environment.

In addition, tax-exempt money market yields declined in response to a highly volatile stock market, which caused a "flight to quality" among investors seeking a relatively stable alternative for their assets. As a result, total assets invested in tax-exempt money market funds generally rose throughout the reporting period, creating additional downward pressure on yields.

New York's municipal money market was also affected by the lingering effects of the September 11 terrorist attacks, which reduced tax revenues from downtown Manhattan businesses, workers and residents. In addition, the state's fiscal condition worsened along with that of other states as the U.S. economy deteriorated and the stock market continued to decline.

What is the fund's current strategy?

As interest rates fell, we maintained the fund's weighted average maturity at a point that was longer than that of its peer group. This position proved advantageous because it enabled us to lock in higher prevailing yields for as long as we deemed practical while short-term interest rates fell. Later in the reporting period, however, when it became clear that the Fed was not likely to reduce interest rates further, we gradually reduced the fund's weighted average maturity to enhance the fund's ability to capture potentially higher yields as they become available. As a result, at the end of the reporting period, the fund's weighted average maturity had fallen to as low as 25 days. While we will have to see what develops, we may extend the fund's weighted average maturity closer to the neutral range during June and July, when most New York municipalities traditionally issue new securities.

In addition, with New York's state government operating with a budget deficit, we have found attractive opportunities among securities issued by fiscally secure school districts. We also recently participated in the market for New York city recovery notes. Of course, we may look to change our strategy and the fund's composition as market conditions develop.

June 17, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. THE YIELD PROVIDED FOR THE FUND'S CLASS B SHARES REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B YIELD WOULD HAVE BEEN LOWER.

                                                                        The Fund

STATEMENT OF INVESTMENTS

May 31, 2002 (Unaudited)

                                                                                              Principal
TAX EXEMPT INVESTMENTS--99.6%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEW YORK--99.6%

Baldwin Union Free School District, GO Notes

   BAN 3%, 6/28/2002                                                                          2,000,000                2,001,960

Dutchess County Industrial Development Agency

   Civic Facility Revenue, VRDN (Marist College Civic
   Facility) 1.35% (LOC; Key Bank)                                                            7,000,000  (a)           7,000,000

Glen Cove, GO Notes, BAN 2.48%, 8/1/2002                                                      2,557,000                2,560,462

Town of Hempstead, GO Notes, BAN 2.40%, 9/18/2002                                             3,430,000                3,437,896

Islip Industrial Development Agency, IDR, VRDN

  (Brentwood Distribution Co. Facility)

   1.45% (LOC; Fleet Bank)                                                                    1,000,000  (a)           1,000,000

Letchworth Central School District, Gainsville County

   GO Notes 4.75%, 6/15/2002 (Insured; FGIC)                                                    750,000                  750,777

Long Island Power Authority, Electric System Revenue

  CP 1.25%, 6/12/2002 (LOC: Banque Paribas,

  Bayerische Landesbank, J.P. Morgan Chase & Co.

   and State Street Bank and Trust Co.)                                                      13,000,000               13,000,000

Metropolitan Transportation Authority, CP:

  Commuter Facilities Revenue

      1.50%, 6/14/2002 (LOC; ABN-AMRO)                                                       12,500,000               12,500,000

   Transit Facilities Revenue:

      1.50%, 6/7/2002 (LOC; ABN-AMRO)                                                        14,500,000               14,500,000

      1.55%, 6/11/2002 (LOC; ABN-AMRO)                                                        7,000,000                7,000,000

Monroe County Industrial Development Agency, VRDN:

  Civic Facility Revenue (Heritage Christian Home Project)

      1.50% (LOC; Key Bank)                                                                   4,640,000  (a)           4,640,000

   College and University Revenue
      (Monroe Community College)

      1.45% (LOC; Manufacturers and Traders Bank)                                             3,500,000  (a)           3,500,000

Monroe Tobacco Asset Securitization Corporation

  Tobacco Settlement Revenue, VRDN

   1.60% (Liquidity Facility; Merrill Lynch)                                                  3,000,000  (a)           3,000,000

Municipal Assistance Corporation for New York City

   Sales Tax Revenue 5%, 7/1/2002                                                             4,000,000                4,011,850

Nassau County Interim Finance Authority

  Sales Tax Revenue, BAN:

      2.50%, 7/18/2002                                                                        5,400,000                5,406,913

      2.50%, 9/12/2002                                                                        6,050,000                6,066,000

New York City, GO Notes, VRDN:

   1.30% (LOC; J.P. Morgan Chase & Co.)                                                      15,000,000  (a)          15,000,000

   1.45% (LOC; Commerzbank)                                                                  15,000,000  (a)          15,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

New York City Housing Development Corporation, VRDN:

  MFMR (West 54th Street Development Project)

      1.50% (LOC; Key Bank)                                                                  25,625,000  (a)          25,625,000

   Multi-Family Rental Housing Revenue:

      (Brittany Development)
         1.45% (Liquidity Facility; FNMA)                                                     6,000,000  (a)           6,000,000

      (Carnegie Park) 1.30% (Liquidity Facility; FNMA)                                       15,000,000  (a)          15,000,000

      (Columbus Green) 1.30%
         (Liquidity Facility; FNMA)                                                           9,975,000  (a)           9,975,000

      (Montery) 1.30% (Liquidity Facility; FNMA)                                             28,250,000  (a)          28,250,000

New York City Industrial Development Agency, VRDN:

   Civic Facility Revenue (Brooklyn United Methodist
      Project) 1.35% (LOC; The Bank of New York)                                              3,000,000  (a)           3,000,000

   IDR (Allway Tools Inc., Additional Project)

      1.45% (LOC; Citibank)                                                                   2,400,000  (a)           2,400,000

   Special Facility Revenue (Korean Air Lines Co.)

      1.55% (LOC; Citibank)                                                                   6,100,000  (a)           6,100,000

New York City Municipal Water Finance Authority, CP

  1.55%, 6/14/2002 (LOC: Bank of Nova Scotia,

   Commerzbank and Toronto-Dominion Bank)                                                    10,000,000               10,000,000

New York City Transitional Finance Authority
   Revenues:

      3.25%, 10/2/2002                                                                       16,500,000               16,560,962

      VRDN 1.30% (LOC; Bank of Nova Scotia)                                                  20,000,000  (a)          20,000,000

New York Counties Tobacco Trust, Revenue, VRDN

   1.50% (LOC; Merrill Lynch)                                                                 5,495,000  (a)           5,495,000

New York State Dormitory Authority, Revenues:

   Refunding (Fordham University)
      4.20%, 7/1/2002 (Insured; MBIA)                                                           500,000                  500,929

   VRDN (Glen Eddy Inc.) 1.30% (LOC; Fleet Bank)                                              5,000,000  (a)           5,000,000

New York State Energy Research and Development
   Authority, PCR:

      (New York State Electric and Gas):

         1.95%, 12/1/2002 (LOC; Fleet Bank)                                                  11,700,000               11,700,000

         2.15%, 10/15/2002
            (LOC; Chase Manhattan Bank)                                                       4,500,000                4,500,000

      VRDN (Niagara Mohawk Power Corp):

         1.70%, Series A

            (LOC; J.P. Morgan Chase & Co.)                                                    9,000,000  (a)           9,000,000

         1.70%, Series B

            (LOC; J.P. Morgan Chase & Co.)                                                   13,100,000  (a)          13,100,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

New York State Environmental Quality, CP
   1.55%, 6/6/2002 (LOC: Bayerische

   Landesbank and Helaba Bank)                                                                6,500,000                6,500,000

New York State Housing Finance Agency, VRDN:

  Revenue:

      1.50% (Liquidity Facility; FNMA)                                                       10,000,000  (a)          10,000,000

      (1500 Lexington Avenue Housing)
         1.50% (LOC; Fleet Bank)                                                              5,000,000  (a)           5,000,000

   Service Contract Obligation Revenue

      1.45% (LOC; Commerzbank)                                                               10,000,000  (a)          10,000,000

New York State Mortgage Agency, Revenue

   2.20%, 10/1/2002                                                                           7,000,000                7,000,000

New York State Thruway Authority, Service Contact
   Revenue, VRDN 1.50% (Insured; AMBAC and

   LOC; J.P. Morgan Chase & Co.)                                                              7,200,000  (a)           7,200,000

Northport-East Northport Union Free School District

   GO Notes, BAN 2.50%, 4/30/2003                                                             1,000,000                1,006,190

Oneida County Industrial Development Agency

  IDR, VRDN (CMB Oriskany) 1.55%

   (LOC; The Bank of New York)                                                                2,660,000  (a)           2,660,000

Onondaga County Industrial Development Agency

  IDR, VRDN (Edgecomb Metals Co. Project)

   1.40% (LOC; Wells Fargo Bank)                                                              2,000,000  (a)           2,000,000

Port Authority of New York and New Jersey

  Special Obligation Revenue, VRDN

  (Versatile Structure Obligation):

      1.80% (Liquidity Facility; Bank of Nova Scotia)                                         4,750,000  (a)           4,750,000

      1.80% (Liquidity Facility; Landesbank

         Hessen-Thuringen Girozentrale)                                                       8,800,000  (a)           8,800,000

Poughkeepsie Industrial Development Agency

  Senior Living Facility Revenue, VRDN

   (Manor at Woodside Project) 1.45%
   (LOC; The Bank of New York)                                                                5,000,000  (a)           5,000,000

Saint Lawrence County, IDR, VRDN

   (Newspapers Corp.) 1.65% (LOC; Key Bank)                                                   3,000,000  (a)           3,000,000

Sandy Creek Central School District, GO Notes, BAN

   3.25%, 7/12/2002                                                                           5,000,000                5,001,635

Troy Industrial Development Authority

  Civic Facility Revenue, VRDN

   (Rensselaer Polytechnic) 1.45%                                                             3,500,000  (a)           3,500,000

Ulster County Industrial Development Agency, IDR

  VRDN (Kingston Block and Masonry)

   1.55% (LOC; The Bank of New York)                                                          3,500,000  (a)           3,500,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

Wallkill Central School District, GO Notes

   Refunding 2%, 7/15/2002 (Insured; FSA)                                                       975,000                  975,273

Warren and Washington Counties Industrial

  Development Agency, Civic Facility Revenue,

  VRDN (Glen at Hiland Meadows Project)

   1.30% (LOC: PNC Bank)                                                                      5,000,000  (a)           5,000,000

Westchester County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Rye Country Day School Project)

   1.55% (LOC; Allied Irish Banks)                                                            5,000,000  (a)           5,000,000

Yonkers Industrial Development Agency, VRDN:

  Civic Facility Revenue (Consumer Union Facility)

      1.30% (Insured; AMBAC and Liquidity Facility;                                           3,100,000  (a)           3,100,000

   Dexia Credit Locale)
      IDR (104 Ashburton Avenue LLC)

      1.45% (LOC; Key Bank)                                                                   3,125,000  (a)           3,125,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $414,700,847)                                                              99.6%             414,700,847

CASH AND RECEIVABLES (NET)                                                                           .4%               1,848,619

NET ASSETS                                                                                        100.0%             416,549,466



                                                                       The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond                      GO                 General Obligation
                        Assurance Corporation
                                                                 IDR                Industrial Development Revenue
BAN                 Bond Anticipation Notes
                                                                 LOC                Letter of Credit
CP                  Commercial Paper
                                                                 MBIA               Municipal Bond Investors Assurance
FGIC                Financial Guaranty                                                 Insurance Corporation
                        Insurance Company
                                                                 MFMR               Multi-Family Mortgage Revenue
FNMA                Federal National Mortgage
                        Association                              PCR                Pollution Control Revenue

FSA                 Financial Security Assurance                 VRDN               Variable Rate Demand Notes




Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+,F1                           VMIG1,MIG1, P1                  SP1+,SP1, A1+,A1                                 91.7

AAA,AA,A (b)                     Aaa,Aa,A (b)                    AAA,AA,A (b)                                      3.1

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     5.2

                                                                                                                 100.0

(A)   SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
      CHANGE.

(B)   NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
      THE ISSUERS.

(C)   SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
      HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
      RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)   AT MAY 31, 2002, THE FUND HAD $121,850,000 (29.3% OF NET ASSETS) INVESTED
      IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
      REVENUES GENERATED FROM HOUSING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002 (Unaudited)

                                                              Cost         Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of

Investments                                           414,700,847   414,700,847

Receivable for investment securities sold                             9,300,586

Interest receivable                                                   1,555,441

Prepaid expenses and other assets                                        30,123

                                                                    425,586,997

--------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           219,113

Payable for investment securities purchased                           5,483,824

Cash overdraft due to Custodian                                       3,298,828

Accrued expenses                                                         35,766

                                                                       9,037,531

--------------------------------------------------------------------------------
NET ASSETS ($)                                                      416,549,466
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     416,562,369

Accumulated net realized gain (loss) on investments                     (12,903)
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      416,549,466

NET ASSET VALUE PER SHARE

                                                       Class A         Class B
--------------------------------------------------------------------------------

Net Assets ($)                                     366,357,432      50,192,034

Shares Outstanding                                 366,383,011      50,187,426
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($)                             1.00            1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,273,012

EXPENSES:

Management fee--Note 2(a)                                            1,065,815

Shareholder servicing costs--Note 2(c)                                 306,104

Distribution fees and prospectus--Note 2(b)                             45,288

Custodian fees                                                          24,116

Professional fees                                                       20,699

Registration fees                                                       18,996

Prospectus and shareholders' reports                                    12,873

Trustees' fees and expenses--Note 2(d)                                   7,386

Miscellaneous                                                            5,928

TOTAL EXPENSES                                                       1,507,205

Less--reduction in shareholder servicing costs

  due to undertaking--Note 2(c)                                        (13,007)

NET EXPENSES                                                         1,494,198
--------------------------------------------------------------------------------
INVESTMENT INCOME--NET                                               1,778,814

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1 ($):

Net realized gain (loss) on investments                                 18,778

Net unrealized appreciation (depreciation) on Investments               (1,265)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  17,513

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,796,327

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2002            Year Ended
                                               (Unaudited)    November 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,778,814            10,282,640

Net realized gain (loss) on investments            18,778                26,490

Net unrealized appreciation
   (depreciation) on investments                   (1,265)                 (122)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    1,796,327            10,309,008
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,656,184)           (9,306,415)

Class B shares                                   (122,630)             (976,225)

TOTAL DIVIDENDS                                (1,778,814)          (10,282,640)
--------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share)

Net proceeds from shares sold:

Class A shares                                428,973,172           922,949,664

Class B shares                                 49,076,908           129,757,851

Dividends reinvested:

Class A shares                                  1,598,360             8,991,599

Class B shares                                    122,085               957,216

Cost of shares redeemed:

Class A shares                               (484,834,317)         (893,018,527)

Class B shares                                (40,588,479)         (125,193,682)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (45,652,271)           44,444,121
--------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (45,634,758)           44,470,489

NET ASSETS ($):

Beginning of Period                           462,184,224           417,713,735

END OF PERIOD                                 416,549,466           462,184,224

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                              May 31, 2002                               Year Ended November 30,
                                                                --------------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)          2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00           1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .004           .024           .033          .024           .027          .029

Distributions:

Dividends from investment

   income--net                                       (.004)         (.024)         (.033)        (.024)         (.027)        (.029)

Net asset value, end of period                        1.00           1.00           1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                       .86(a)        2.40           3.36          2.45           2.77          2.98
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .67(a)         .63            .67           .68            .68           .66

Ratio of net investment income
   to average net assets                               .87(a)        2.35           3.31          2.42           2.74          2.94
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period

   ($ X 1,000)                                     366,357        420,605        381,658       378,115        405,054       440,750

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                              May 31, 2002                            Year Ended November 30,
                                                                --------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)        2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00         1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .003         .020           .030          .021           .024          .027

Distributions:

Dividends from investment

   income--net                                       (.003)       (.020)         (.030)        (.021)         (.024)        (.027)

Net asset value, end of period                        1.00         1.00           1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                       .54(a)      2.03           3.05          2.12           2.47          2.68
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.00(a)       .98            .98           .98            .98           .95

Ratio of net investment income
   to average net assets                               .55(a)      1.89           2.94          2.14           2.44          2.64

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .06(a)       .07            .08           .10            .08           .08
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
   ($ X 1,000)                                      50,192       41,580         36,056        93,287         46,997        42,169

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General New York Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A and Class B. Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and Class A shares and Class B shares are subject to a Shareholder Services Plan. In addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $23,076, during the period ended May 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of approximately $32,000 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2001. If not applied, $13,000 of the carryover expires in fiscal 2002 and $19,000 expires in fiscal 2003.

The tax character of distributions paid to shareholders during the fiscal year ended November 31, 2001 was all tax exempt income. The tax character of current year distributions will be determined at the end of the fiscal year.

At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2002, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B shares bear directly the cost of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan, such aggregate amount not to exceed in any fiscal year of the fund, the greater of $100,000 or .005 of 1% of the average daily net assets of

Class B. In addition, Class B shares reimburse the Distributor for payments made to third parties for distributing Class B shares at an annual rate of .20 of 1% of the value of the average daily net assets. During the period May 31, 2002, Class B shares were charged $45,288 pursuant to the Class B Distribution Plan

(c) Under the Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), Class A shares reimburse the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2002, Class A shares were charged $45,510 pursuant to the Class A Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class B (" Class B Shareholder Services Plan" ), Class B shares pay the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of their services. The Distributor determines the amounts to be paid to Service Agents.

The Manager had undertaken from December 1, 2001 through May 31, 2002, that if the aggregate expenses of Class B shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the average daily net assets of Class B, the Manager would reimburse the expenses of the fund under
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Class B Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under such Class B Shareholder Services Plan. During the period ended May 31, 2002, Class B shares were charged $56,020, of which $13,007 was reimbursed by the Manager.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $48,311 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                           For More Information

                        General New York Municipal
                        Money Market Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  574SA0502